UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2018, Causeway International Small Cap Fund’s (the “Fund’s”) Institutional Class returned -0.84% and Investor Class returned -1.00%, compared to 2.24% for the MSCI ACWI ex USA Small Cap Index (Gross) (“Small Cap Index”). Since the Fund’s inception on October 20, 2014, its average annual total returns are 9.18% for the Institutional Class and 8.96% for the Investor Class, compared to the Small Cap Index’s average annual total return of 8.37%.

Performance Review

Developed equity markets appreciated over the fiscal year following signs of continuing global growth, albeit less synchronized than in calendar 2017, as the US outpaced other developed markets. With the exception of the third quarter of 2018, international smaller capitalization equities outperformed larger capitalization equities during the period. The IHS US Manufacturing Purchasing Managers’ Index (“PMI”) reflected a strong improvement in US manufacturing operating conditions towards the end of the fiscal year, despite a sharp increase in input prices, mainly attributed to tariff increases implemented by the Trump administration. The US has remained resilient in the face of further tariff increases thus far; however, there are signs that the trade conflict has begun to weigh on economies and markets outside of the US. For example, the Eurozone PMI September reading indicated a continuing slowdown in growth (though still above trend), linked to a weakening trade cycle. Trade war fears and uncertainty regarding the Italian budget increased risk aversion among consumers and contributed to low levels of business and consumer optimism. Although domestic consumption has held up thus far due to falling unemployment, weaker exports combined with higher oil prices could stall the growth expansion in the Eurozone. The best performing markets in our investable universe included Norway, Israel, South Korea, New Zealand, and Denmark. The biggest laggards included Peru, Turkey, Poland, the Philippines, and Russia. The best performing sectors in the Small Cap Index were health care, energy, and information technology, while utilities, financials, and materials were the worst performing sectors.

The Fund underperformed the Small Cap Index during the period. To evaluate stocks in our investable universe, our multi-factor quantitative model examines four broad bottom-up factor categories: valuation, earnings growth, technical indicators, and quality. Our technical indicators and earnings growth factors provided the strongest predictive power during the fiscal year. Our valuation factor was the weakest performer, followed by our quality factor category. From a sector perspective, holdings in the consumer discretionary, real estate, and industrials sectors detracted the most from relative performance versus the performance of the Small Cap Index, while holdings in the materials, consumer staples, and energy sectors were the largest relative contributors. The top detractors from performance relative to the Small Cap Index were overweight positions in electronic equipment manufacturer, Foster Electric Co., Ltd. (Japan), natural gas & electricity retailer, Just Energy Group Inc. (Canada), and electronics components manufacturer, Hosiden Corp. (Japan). The top individual contributors to relative performance included steel & iron distribution company, EVRAZ Plc (United Kingdom), IT services provider, Net One Systems Co., Ltd. (Japan), and concrete manufacturer, Huaxin Cement Co., Ltd. (China). In November 2017, we added a 10% top-down component to our alpha model. Previously, we found that the top down model which we use for emerging markets strategy had limited effectiveness for country selection in developed markets. In 2017, however, we created a separate developed markets country selection model and tested it throughout the year. We ultimately merged the best elements of the emerging

2	Causeway International Small Cap Fund

markets and developed markets country/macro models to supplement company-specific factors in our international small cap alpha model. Each stock’s alpha score now consists of 90% stock-specific factors, 5% macroeconomic factors, and 5% country aggregate factors. Going forward, we will provide commentary on top-down performance similar to what is provided for the four bottom-up factor categories.

Significant Portfolio Changes

Our bottom-up quantitative security selection model guides the Fund’s exposure to industry groups and countries. As of September 30, 2018, the Fund’s largest overweight positions (relative to the Small Cap Index) by industry group were the insurance, food beverage & tobacco, and energy industry groups, while the Fund’s largest underweight positions were the software & services, capital goods, and consumer services industry groups. From a country perspective, the largest active country overweight positions relative to the Small Cap Index were Norway, Mexico, and China, while the largest active country underweight positions were Japan, South Korea, and France.

Significant purchases in the fiscal year included new purchases of the following securities: brewing & beverage company, Royal Unibrew A/S (Denmark), alcoholic beverage manufacturer, C&C Group Plc (United Kingdom), real estate investment trust, Concentradora Fibra Danhos SA de CV (Mexico), electronic equipment producer, Coretronic Corp. (Taiwan), and pharmaceuticals retailer, Australian Pharmaceutical Industries Ltd. (Australia). The largest sales during the period, all of which represented full exits from the Fund, included mining infrastructure services provider, Mineral Resources Ltd. (Australia), airline, Air New Zealand Ltd. (New Zealand), IT infrastructure company, Atea ASA (Norway), property developer, Yuzhou Properties Co., Ltd. (China), and land developer, Agile Group Holdings Ltd. (China).

Investment Outlook

The poor performance of stocks with value characteristics in 2018 weighed on the Fund’s relative returns, as value factors receive the largest weighting in our alpha model. However, we believe that the current valuation premium of small cap growth stocks cannot be sustained. The MSCI ACWI ex USA Small Cap Growth Index is trading at an 18.1x forward price-to-earnings multiple compared to 12.4x for the MSCI ACWI ex USA Small Cap Value Index. This 46% premium is nearly the highest it has been in the last 15 years, and is nearly twice the average premium. Given the valuations of growth stocks, which we believe are stretched, we feel comfortable with our meaningful active exposure to value factors. Additionally, rising interest rates should pressure growth stocks as higher discount rates continue to reduce the present value of more distant cash flows.

The overall outlook for smaller cap equities remains favorable in our view. Smaller cap equities are currently exhibiting a higher long-term earnings-per-share growth trend than larger cap equities. Additionally, international smaller cap equities have exhibited greater valuation dispersion than larger cap equities on both a forward-earnings-yield basis and a price-to-book value basis, indicating more information content in valuation ratios for these equities. This characteristic has allowed us to construct a portfolio with lower valuation ratios relative to the Small Cap Index without, in our view, compromising quality.

Causeway International Small Cap Fund	3

We continue to observe a number of intriguing features in the smaller cap landscape. We believe the intersection of international equities and smaller cap companies creates a recipe for inefficiency. Additionally, international smaller cap stocks are an underappreciated asset class that we believe can offer meaningful diversification benefits with the potential to reduce portfolio volatility. Finally, smaller cap stocks are typically less exposed to the potential risk of rising barriers to trade, given their home country revenue exposure. In spite of the potential benefits, we believe many investors may be underallocated to the asset class despite its meaningful growth and diversification prospects. Causeway’s international small cap strategy combines the flexibility and breadth of quantitative analysis with our global industry knowledge, which we believe will benefit long-term investors.

We thank you for your confidence in Causeway International Small Cap Fund, and look forward to serving you in the future.

September 30, 2018

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index or benchmark which is considered to represent the market’s movement as a whole.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies involve additional risks and typically exhibit higher volatility. Diversification does not prevent all investment losses. Forward Earnings Yield is the projected earnings yield for the current fiscal year.

4	Causeway International Small Cap Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Small Cap Fund, Investor Class shares versus the MSCI ACWI ex USA Small Cap Index (Gross) as of September 30, 2018

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is October 20, 2014.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers. In the absence of such fee waivers, total return would have been reduced. The contractual expense limits are in effect until January 31, 2020. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current July 24, 2018 prospectus, the Fund’s gross expense ratios were 3.09% and 3.32% for the Institutional Class and Investor Class, respectively, and the Fund’s expense ratios after fee waivers and reimbursements were 1.16% and 1.41% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI ACWI ex USA Small Cap Index (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity market performance of smaller capitalization stocks in developed and emerging markets excluding the US, consisting of 46 country indices. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Small Cap Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2018

Causeway International Small Cap Fund	Number of Shares	Value
COMMON STOCK
Australia — 6.9%
Australian Pharmaceutical Industries Ltd.	567,404	$707
Beach Energy Ltd.	252,116	390
CSR Ltd.	36,287	99
Downer EDI Ltd.	23,607	135
FlexiGroup Ltd.	304,158	421
Nine Entertainment Co. Holdings Ltd.	172,222	281
Sandfire Resources NL	107,743	579

		2,612

Belgium — 0.3%
AGFA-Gevaert NV1	25,197	116

Canada — 7.1%
AGF Management Ltd., Class B	116,800	553
Artis Real Estate Investment Trust[2]	12,200	111
Canfor Pulp Products Inc.	34,700	657
Cominar Real Estate Investment Trust[2]	10,700	97
Dream Global Real Estate Investment Trust[2]	54,500	626
Just Energy Group Inc.	51,300	159
Medical Facilities Corp.	15,900	177
Transcontinental Inc., Class A	10,800	191
WestJet Airlines Ltd.	6,500	103

		2,674

Chile — 0.3%
AES Gener S.A.	356,214	103

China — 4.8%
China Aoyuan Property Group Ltd.	160,000	108
China South City Holdings Ltd.	758,000	124
Huaxin Cement Co. Ltd., Class B	311,400	601
Lao Feng Xiang Co. Ltd., Class B	39,752	129
West China Cement Ltd.	1,832,000	344

The accompanying notes are an integral part of the financial statements.

6	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Small Cap Fund	Number of Shares	Value
China — (continued)
Yuexiu Property Co. Ltd.	2,766,000	$495

		1,801

Denmark — 2.0%
Royal Unibrew A	9,119	751

France — 0.4%
Neopost SA	4,805	146

Germany — 3.1%
Deutsche Pfandbriefbank AG	14,631	219
Kloeckner & Co. SE	31,708	367
Salzgitter AG	2,336	117
Wuestenrot & Wuerttembergische AG	21,399	488

		1,191

Greece — 0.7%
Motor Oil Hellas Corinth Refineries SA	10,675	279

Indonesia — 1.0%
Bukit Asam	352,100	102
Indo Tambangraya Megah Tbk PT	151,400	263

		365

Israel — 0.5%
Paz Oil Co. Ltd.	761	119
SodaStream International Ltd.[1]	600	86

		205

Italy — 2.3%
Immobiliare Grande Distribuzione SIIQ SpA[2]	43,092	331
Unipol Gruppo SpA	119,629	533

		864

Japan — 17.4%
Cosmo Energy Holdings Co. Ltd.	12,400	510

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Small Cap Fund	Number of Shares	Value
Japan — (continued)
Daiho Corp.	4,400	$125
EDION Corp.	10,200	114
FCC Co. Ltd.	4,300	129
Foster Electric Co. Ltd.	9,500	120
Geo Holdings Corp.	7,500	114
Haseko Corp.	58,200	755
Japan Aviation Electronics Industry Ltd.	8,000	135
JVC Kenwood Corp.	111,700	314
Kyowa Exeo Corp.	3,700	108
MCUBS MidCity Investment Corp.[2]	118	90
NET One Systems Co. Ltd.	13,600	327
Nishimatsu Construction Co. Ltd.	4,600	116
Rengo Co. Ltd.	11,900	101
Shinko Electric Industries Co. Ltd.	79,800	671
Showa Corp.	28,300	435
Sojitz Corp.	151,800	548
Sumitomo Forestry Co. Ltd.	7,900	137
Taiyo Yuden Co. Ltd.	25,400	571
Takasago Thermal Engineering Co. Ltd.	5,400	98
Toho Holdings Co. Ltd.	4,300	114
Toshiba Machine Co. Ltd.	4,400	98
Tosoh Corp.	9,500	146
Towa Pharmaceutical Co. Ltd.	4,800	356
TS Tech Co. Ltd.	3,100	107
Unipres Corp.	5,200	101
Yuasa Trading Co. Ltd.	3,900	140

		6,580

Malaysia — 1.7%
George Kent Malaysia BHD	399,200	126
Supermax Corp. BHD	670,000	525

		651

The accompanying notes are an integral part of the financial statements.

8	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Small Cap Fund	Number of Shares	Value
Mexico — 3.6%
Concentradora Fibra Danhos S.A. de CV2	443,200	$719
Macquarie Mexico Real Estate Management SA de CV1,2	541,500	649

		1,368

Netherlands — 2.1%
ASR Nederland NV	8,675	414
BinckBank NV	17,181	106
Koninklijke Volkerwessels NV	12,480	262

		782

Norway — 6.1%
Austevoll Seafood ASA	10,788	149
Grieg Seafood ASA	37,820	500
Norway Royal Salmon ASA	11,830	285
Salmar ASA	2,253	112
SpareBank 1 Nord Norge	45,316	384
SpareBank 1 SMN	36,436	407
Storebrand ASA	52,751	471

		2,308

Singapore — 1.8%
Yanlord Land Group Ltd.	649,600	703

South Africa — 1.3%
Astral Foods Ltd.	10,724	187
Harmony Gold Mining Co. Ltd.	183,198	302

		489

South Korea — 1.5%
JB Financial Group Co. Ltd.	50,637	275
LF Corp.	5,623	132
Mirae Asset Life Insurance Co. Ltd.	36,314	169

		576

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Small Cap Fund	Number of Shares	Value
Spain — 0.7%
Ence Energia y Celulosa SA	13,997	$142
Papeles y Cartones de Europa SA	6,148	120

		262

Sweden — 5.5%
Betsson AB	14,155	109
Bilia AB, Class A	33,231	271
Capio AB	26,012	148
Hemfosa Fastigheter AB	39,020	538
Nobina AB	78,108	559
Peab AB	40,583	371
Resurs Holding AB	12,484	94

		2,090

Switzerland — 1.2%
Implenia AG	7,357	466

Taiwan — 6.1%
Ardentec Corp.	102,000	122
Chlitina Holding Ltd.	20,000	151
Coretronic Corp.	408,000	719
Gigabyte Technology Co. Ltd.	211,000	333
Radiant Opto-Electronics Corp.	221,000	500
Simplo Technology Co. Ltd.	71,000	487

		2,312

Thailand — 1.4%
Esso Thailand PCL	1,090,300	526

Turkey — 0.9%
Soda Sanayii AS	143,986	165
Tekfen Holding AS	46,634	167

		332

The accompanying notes are an integral part of the financial statements.

10	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Small Cap Fund	Number of Shares	Value
United Kingdom — 12.0%
Bellway PLC	2,918	$115
C&C Group PLC	185,306	736
Centamin PLC	93,112	129
Evraz PLC	90,441	668
Firstgroup PLC[1]	92,949	110
Hikma Pharmaceuticals PLC	16,255	392
J D Wetherspoon PLC	7,480	127
JD Sports Fashion PLC	22,847	137
Keller Group PLC	32,428	430
Kier Group PLC	9,683	114
Lancashire Holdings Ltd.	15,424	122
Northgate PLC	117,797	639
Pendragon PLC	300,137	106
Petrofac Ltd.	42,188	356
Redrow PLC	15,825	120
Stagecoach Group PLC	64,784	132
Victrex PLC	2,670	116

		4,549

Total Common Stock
(Cost $34,771) — 92.7%		35,101

EXCHANGE TRADED FUNDS
VanEck Vectors India Small-Capital Index ETF	31,449	1,260
Vanguard FTSE All World ex-US Small-Capital ETF	8,400	942

Total Exchange Traded Funds
(Cost $2,579) — 5.8%		2,202

PREFERENCE STOCK
Brazil — 0.3%
Banco do Estado do Rio Grande do Sul	28,700	105

Total Preference Stock
(Cost $145) — 0.3%		105

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Small Cap Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.970%**	1,004,663	$1,005

Total Short-Term Investment
(Cost $1,005) — 2.6%		1,005

Total Investments — 101.4%
(Cost $38,500)		38,413

Liabilities in Excess of Other Assets — (1.4)%		(532)

Net Assets — 100.0%		$37,881

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2018.
1	Non-income producing security.
2	Real Estate Investment Trust.

The table below sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2018:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Australia	$2,612	$—	$—	$2,612
Belgium	116	—	—	116
Canada	2,674	—	—	2,674
Chile	103	—	—	103
China	1,801	—	—	1,801
Denmark	751	—	—	751
France	146	—	—	146
Germany	1,191	—	—	1,191
Greece	279	—	—	279
Indonesia	365	—	—	365
Israel	86	119	—	205
Italy	864	—	—	864
Japan	6,580	—	—	6,580
Malaysia	651	—	—	651
Mexico	1,368	—	—	1,368
Netherlands	782	—	—	782

The accompanying notes are an integral part of the financial statements.

12	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2018

Investments in Securities	Level 1	Level 2†	Level 3	Total
Norway	$2,308	$—	$—	$2,308
Singapore	703	—	—	703
South Africa	489	—	—	489
South Korea	576	—	—	576
Spain	262	—	—	262
Sweden	2,090	—	—	2,090
Switzerland	466	—	—	466
Taiwan	2,312	—	—	2,312
Thailand	—	526	—	526
Turkey	332	—	—	332
United Kingdom	4,549	—	—	4,549

Total Common Stock	34,456	645	—	35,101

Exchange Traded Funds	2,202	—	—	2,202

Preference Stock
Brazil	105	—	—	105

Short-Term Investment	1,005	—	—	1,005

Total Investments in Securities	$37,768	$645	$—	$38,413

†

Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading and/or due to “foreign line” securities using “local line” prices. Securities with a value of $11,676, which represented 31% of the net assets of the Fund, transferred from Level 2 to Level 1 since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered the fair valuation of certain securities at the prior fiscal year end, but did not trigger fair valuation at the at the end of the current fiscal year.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	13

SECTOR DIVERSIFICATION

As of September 30, 2018, the sector diversification was as follows (Unaudited):

Causeway International Small Cap Fund	Common Stock	Preference Stock	% of Net Assets

Industrials	16.0%	0.0%	16.0%

Financials	13.7	0.3	14.0

Real Estate	10.7	0.0	10.7

Information Technology	10.6	0.0	10.6

Consumer Discretionary	9.7	0.0	9.7

Materials	9.6	0.0	9.6

Consumer Staples	7.6	0.0	7.6

Energy	6.7	0.0	6.7

Health Care	6.7	0.0	6.7

Telecommunication Services	0.7	0.0	0.7

Utilities	0.7	0.0	0.7

Total Common Stock	92.7	0.3	93.0

Exchange Traded Funds			5.8

Short-Term Investment			2.6

Liabilities in Excess of Other Assets			(1.4)

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

14	Causeway International Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL SMALL CAP FUND

9/30/18
ASSETS:
Investments at Value (Cost $38,500)	$38,413
Cash	1
Foreign Currency (Cost $16)	16
Receivable for Dividends	96
Receivable for Tax Reclaims	28
Receivable for Fund Shares Sold	3
Prepaid Expenses	25

Total Assets	38,582

LIABILITIES:
Payable for Investment Securities Purchased	597
Payable for Professional Fees	35
Payable for Custody Fees	34
Payable Due to Adviser	5
Payable Due to Administrator	2
Payable for Shareholder Service Fees — Investor Class	1
Other Accrued Expenses	27

Total Liabilities	701

Net Assets	$37,881

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$37,737
Undistributed Net Investment Income	777
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(545)
Net Unrealized Depreciation on Investments	(87)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1)

Net Assets	$37,881

Net Asset Value Per Share (based on net assets of $35,446,693 ÷ 2,860,458 shares) — Institutional Class	$12.39

Net Asset Value Per Share (based on net assets of $2,434,436 ÷ 196,590 shares) — Investor Class	$12.38

*	Except for Net Asset Value Per Share data

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	15

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL SMALL CAP FUND

10/01/17 to 9/30/18
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $126)	$1,134

Total Investment Income	1,134

EXPENSES:
Investment Advisory Fees	258
Custodian Fees	68
Transfer Agent Fees	59
Professional Fees	36
Registration Fees	34
Administration Fees	20
Printing Fees	17
Pricing Fees	12
Shareholder Service Fees — Investor Class	5
Line of Credit	2
Trustees’ Fees	1
Miscellaneous Fees	—
Other Fees	2

Total Expenses	514

Waiver of Investment Advisory Fees	(187)

Total Waiver and Reimbursement	(187)

Net Expenses	327

Net Investment Income	807

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(360)
Net Realized Loss from Foreign Currency Transactions	(13)
Net Change in Unrealized Depreciation on Investments	(2,222)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(1)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(2,596)

Net Decrease in Net Assets Resulting from Operations	$(1,789)

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL SMALL CAP FUND

	10/01/17 to 9/30/18	10/01/16 to 9/30/17
OPERATIONS:
Net Investment Income	$807	$231
Net Realized Gain (Loss) on Investments	(360)	778
Net Realized (Loss) from Foreign Currency Transactions	(13)	(4)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,222)	1,604
Net Change in Unrealized (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(1)	—

Net Increase (Decrease) in Net Assets Resulting From Operations	(1,789)	2,609

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(314)	(234)
Investor Class	(29)	(10)

Total Dividends from Net Investment Income	(343)	(244)

Dividends from Net Capital Gains:
Institutional Class	(594)	—
Investor Class	(58)	—

Total Distributions from Net Capital Gains	(652)	—

Total Dividends and Distributions to Shareholders	(995)	(244)
Net Increase in Net Assets Derived from Capital Share Transactions(1)	28,534	577
Redemption Fees(2)	8	—

Total Increase in Net Assets	25,758	2,942

NET ASSETS:
Beginning of Year	12,123	9,181

End of Year	$37,881	$12,123

Undistributed Net Investment Income	$777	$216

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	17

FINANCIAL HIGHLIGHTS

For the year or period ended September 30,

For a Share Outstanding Throughout the Fiscal Year or Period

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL SMALL CAP FUND
Institutional
2018	13.56	0.41	(0.48)	(0.07)	(0.38)	(0.72)	(1.10)	—	(3)
2017	10.91	0.26	2.68	2.94	(0.29)	—	(0.29)	—
2016	10.12	0.21	0.82	1.03	(0.24)	—	(0.24)	—
2015(1)(2)	10.00	0.23	(0.11)	0.12	—	—	—	—
Investor
2018	13.55	0.37	(0.50)	(0.13)	(0.36)	(0.72)	(1.08)	0.04
2017	10.90	0.26	2.65	2.91	(0.26)	—	(0.26)	—
2016	10.10	0.16	0.82	0.98	(0.21)	—	(0.21)	0.03
2015(1)(2)	10.00	0.23	(0.13)	0.10	—	—	—	—

†	Per share amounts calculated using average shares method.
(1)	Commenced operations on October 20, 2014.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(3)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Small Cap Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waiver and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

12.39	(0.84)	35,447	1.24	1.97	3.17	86
13.56	27.77	11,218	1.30	3.08	2.27	91
10.91	10.29	8,795	1.30	3.42	2.05	108
10.12	1.20	8,663	1.30	3.40	2.30	76

12.38	(1.00)	2,434	1.49	2.24	2.83	86
13.55	27.45	905	1.55	3.31	2.23	91
10.90	10.08	386	1.55	3.68	1.51	108
10.10	1.00	654	1.55	3.64	2.30	76

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	19

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Small Cap Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 20, 2014. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

20	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market or a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values for “Foreign Line” securities using “Local Line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) or via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than those held in the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2018, there were no changes to the Fund’s fair value methodologies.

Causeway International Small Cap Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as tax benefits or expenses in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (during the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

22	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of shares redeemed less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2018, the Institutional Class and Investor Class $1,960 and $5,881 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. Effective July 1, 2018, the Adviser has contractually agreed through January 31, 2020 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.15% of Institutional Class and Investor Class average daily net assets. Prior to July 1, 2018, the Adviser had contractually agreed to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.30% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2018, the Adviser waived $186,743 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2018, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Trust for its distribution services under this agreement.

Causeway International Small Cap Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2018, approximately $21.490 million of the Fund’s shares were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year end ended September 30, 2018, for the Fund were as follows (000):

Purchases	Sales
$50,092	$22,032

5.	Risks of Foreign and Small Cap Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

The Fund invests a significant portion of its assets in the securities of smaller capitalization companies. Investments in smaller companies involve additional risks and typically exhibit higher volatility. The values of securities of smaller, less well-known companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Further, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of smaller capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on

24	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income are recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and gains and losses on passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2018:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$97	$(97)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2018	$577	$418	$995
2017	244	—	244

As of September 30, 2018, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$895
Post October Losses	(517)
Unrealized Depreciation	(236)
Other Temporary Differences	2

Total Distributable Earnings	$144

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

For the fiscal year ended September 30, 2018, the Fund did not use any capital loss carryforwards.

At September 30, 2018, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$38,647	$2,788	$(3,022)	$(234)

Causeway International Small Cap Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2018		Fiscal Year Ended September 30, 2017
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	2,184	$28,664	12	$128
Shares Issued in Reinvestment of Dividends and Distributions	71	908	23	234
Shares Redeemed	(222)	(2,768)	(14)	(151)

Increase in Shares Outstanding Derived from Institutional Class Transactions	2,033	26,804	21	211

Investor Class
Shares Sold	211	2,779	40	467
Shares Issued in Reinvestment of Dividends and Distributions	7	87	1	10
Shares Redeemed	(88)	(1,136)	(9)	(111)

Increase in Shares Outstanding Derived from Investor Class Transactions	130	1,730	32	366

Net Increase in Shares Outstanding from Capital Share Transactions	2,163	$28,534	53	$577

8.	Significant Shareholder Concentration

As of September 30, 2018, five of the Fund’s shareholders of record owned 95% the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

26	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, Amendment No. 2, dated as of February 22, 2017, and Amendment No. 3, dated as of February 21, 2018, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2019. The proceeds from the borrowings, if any, must be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. For the year ended September 30, 2018, the Fund had average borrowings of $200 thousand over a period of three days at a weighted average interest rate of 3.57%. As of September 30, 2018, there were no borrowings outstanding under the line of credit.

11.	New Accounting Pronouncements

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Small Cap Fund	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the

Causeway International Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway International Small Cap Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 27, 2018

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

28	Causeway International Small Cap Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2019. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2018, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
37.62%	62.38%	0.00%	100.00%	0.16%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
65.12%	0.00%	100.00%

Foreign taxes accrued during the fiscal year ended September 30, 2018, amounted to $115,187 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2018. For the fiscal year ended September 30, 2018, gross income derived from sources within foreign countries amounted to $1,253,692 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway International Small Cap Fund	29

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 57	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	8	None

Lawry J. Meister Age: 58	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	8	None

Victoria B. Rogers Age: 57	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	8	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 52	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	8	None

30	Causeway International Small Cap Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 56	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 43	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 50	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 47	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 57	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Causeway International Small Cap Fund	31

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Dianne Descoteaux[5] One Freedom Valley Drive Oaks, PA 19456 Age: 41	Vice President and Assistant Secretary	Since 8/18	Corporate Counsel of the Administrator (since 2010).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2018, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, Global Absolute Return Fund, and International Small Cap Fund — and one investment company with two portfolios — International Value NextShares and Global Value NextShares.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

32	Causeway International Small Cap Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2018 to September 30, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Small Cap Fund	33

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Small Cap Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$937.20	1.23%	$5.97

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.90	1.23%	$6.23
Causeway International Small Cap Fund

Actual Portfolio Return
Investor Class	$1,000.00	$936.50	1.48%	$7.16

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.67	1.48%	$7.46

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period since inception to period end.)

34	Causeway International Small Cap Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 6, 2018, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Small Cap Fund (the “Fund”) for a twelve-month period beginning September 20, 2018. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 21, 2018, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Solutions, Inc. (formerly Morningstar, Inc.) providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 6, 2018 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Causeway International Small Cap Fund	35

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2018, compared to the results of the MSCI ACWI ex USA Small Cap Index (Gross), the median results of the mutual funds included in the Morningstar Foreign Small/Mid-Value category, and the median results of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares – the Institutional Class – and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. The Trustees noted that the Institutional Class had outperformed its Broadridge peer group median for the prior one-year and three-year periods. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 100 basis points per annum compared to a median of 94 basis points for its Broadridge peer group and a range of 70-110 basis points for the funds in its peer group. They noted that the Fund’s Institutional Class annual expense ratio of 130 basis points, after application of the Adviser’s expense limit agreement, was 20 basis points above the median of the funds in its Broadridge peer group and within the range of 85-165 basis points of the funds in the peer group. In addition, they noted that the Adviser was proposing to reduce the Fund’s expense limit to 115 basis points, which would be only 5 basis points above the median of the funds in the peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. They noted that the Adviser does not currently manage assets of other clients pursuant to its international small cap strategy, but compared the Fund’s advisory fee with the standard advisory fee offered by the Adviser to separate account clients. The Trustees noted that, although the separate account fee may be lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and risks of managing a sponsored fund. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

36	Causeway International Small Cap Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits or losses realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2018, and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser indicated that the Fund was not currently profitable. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser had incurred losses in managing the Fund and is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 21, 2018 and August 6, 2018 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 6, 2018 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2018.

Causeway International Small Cap Fund	37

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-010-0400

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2018, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2018 and 2017 were as follows:

		2018	2017
(a)	Audit Fees	$283,460	$235,010
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$34,200	$53,280
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2018, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $695,796. For the fiscal year ended September 30, 2017, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $609,843.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2018

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 7, 2018

*	Print the name and title of each signing officer under his or her signature.